                                                             File No. 333-16133*
                                                                        811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 POST-EFFECTIVE
                              AMENDMENT NO. 2 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

Exact name of trust:              OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:                OHIO NATIONAL LIFE ASSURANCE CORPORATION

          Complete address of depositor's principal executive offices:

                                One Financial Way
                                Cincinnati, Ohio 45242

Name and complete address of agent for service:

                                  Ronald L. Benedict, Esq.
                                  Ohio National Life Assurance Corporation
                                  P.O. Box 237
                                  Cincinnati, Ohio  45201

Notice to:                        W. Randolph Thompson, Esq.
                                  Of Counsel
                                  Jones & Blouch L.L.P.
                                  Suite 405 West
                                  1025 Thomas Jefferson Street, N.W.
                                  Washington, D.C.  20007

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
    --


       on (date) pursuant to paragraph (b)
    --


       60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to -- paragraph (a)(i)

       75 days after filing pursuant to paragraph (a)(ii)
    --


    X  on May 1, 1999 pursuant to paragraph (a)(ii) of Rule 485.
    --


If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a -- previously filed post-effective amendment.


Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST V"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of l933 pursuant to Rule 24f-2.


* The prospectus contained in this registration statement also relates to flexible premium variable life insurance contracts no longer being sold but for which additional premium payments are accepted and which are covered by earlier registration statements under File No. 2-98266 and 33-09520.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS


                                  VARI-VEST V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                     OHIO NATIONAL LIFE VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (513) 794-6100


This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").



The contract has a minimum stated amount of $50,000 and a sales charge which is deducted from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first twenty contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 80.



The contract is "flexible" because, subject to certain restrictions, it permits you to:



- adjust the timing and amount of your premium payments,



- direct net premiums to one or more of the subaccounts of the variable account or to the general account,



- choose from two death benefit plans, and



- increase or decrease the level of death benefits under such plans.



The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.



The contract provides life insurance coverage to age 100. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you pay a minimum premium.



When you purchase a contract, you will be required to pay an initial premium. You must pay the minimum premium described in your contract to keep the death benefit guarantee in effect.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.

                                  MAY 1, 1999


The contract is designed to afford you substantial flexibility with your premium payments. As a planning device, you may adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will fall somewhere between the minimum and maximum permitted by the Code. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum and planned premiums on the specification page of your contract. If you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges.



You allocate your premiums among the investment accounts we offer. Currently, we offer 18 investment accounts: the 17 subaccounts of the variable account and our general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. or, in the case of the Emerging Markets subaccount, in the Lazard Retirement Emerging Markets portfolio, a series of the Lazard Retirement Series, Inc. or, in the case of the Janus Aspen Series Growth and Worldwide Growth subaccounts, in the Growth and Worldwide Growth Portfolios, series of Janus Aspen Series, or, in the case of the Goldman Sachs Growth and Income subaccount, in the Growth and Income Fund, a series of the Goldman Sachs Variable Insurance Trust (collectively referred to herein as the "Funds"). Ohio National Fund, Inc. is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, international small company, aggressive growth, core growth, growth & income, S&P 500 index and social awareness portfolios as well as other portfolios not available for the contract. Lazard Retirement Series, Inc., the Janus Aspen series and the Goldman Sachs Variable Insurance Trust are series mutual funds having other portfolios not available for the contract. The investment portfolios are described in the accompanying prospectuses of the Funds. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


We offer other flexible premium variable life policies (the "policies") which are substantially similar to the contract except that they have a different charge structure. Consult your agent concerning whether the contract or one of the policies would better suit your needs.


THE YEAR 2000 ISSUE


We have developed a plan to make our computer systems and applications function correctly after January 1, 2000. We completed conversion testing and implementation of all mission-critical internal systems as of December 31, 1998. While we have been assured by suppliers of financial services (including underlying mutual funds, custodians, transfer agents and accounting agents) that their systems either are already compliant or will be so by December 31, 1999, our internal auditors intend to independently test those systems (other than systems of unaffiliated mutual funds and their suppliers) to verify their compliance. Failure by us or one of our suppliers to achieve timely and complete compliance could materially impair our ability to conduct our business, including our ability to accurately and timely value interests in the contracts.

                               TABLE OF CONTENTS


Definitions.................................................      6
Introduction................................................      9
Assumptions And Scope Of Prospectus.........................      9
Summary.....................................................     10
Ohio National Financial Services Group......................     14
  Ohio National Life Assurance Corporation..................     14
  The Ohio National Life Insurance Company ("Ohio National
     Life").................................................     14
  Ohio National Variable Account R (the "variable
     account")..............................................     14
  Ohio National Fund, Inc. (the "O.N. Fund")................     15
  Other Funds...............................................     16
  Mixed and Shared Funding..................................     17
Death Benefits..............................................     17
  Plan A -- Level Benefit...................................     18
  Plan B -- Variable Benefit................................     18
  Change in Death Benefit Plan..............................     19
  Death Benefit Guarantee...................................     20
  Changes in Stated Amount..................................     20
Accumulation Value..........................................     21
  Determination of Variable Account Accumulation Values.....     21
  Accumulation Unit Values..................................     21
  Net Investment Factor.....................................     22
  Loans.....................................................     22
  Surrender Privileges......................................     23
  Maturity..................................................     24
Premiums....................................................     24
  Purchasing a Contract.....................................     24
  Payment of Premiums.......................................     25
  Initial Premiums..........................................     25
  Term Insurance Conversion Credit..........................     25
  Minimum Premiums..........................................     25
  Planned Premiums..........................................     25
  Allocation of Premiums....................................     26
  Transfers.................................................     26
  Dollar Cost Averaging.....................................     27
  TeleAccess................................................     27
  Lapse.....................................................     27
  Reinstatement.............................................     28
  Conversion................................................     28
  Free Look.................................................     28
Charges And Deductions......................................     28
  Premium Expense Charge....................................     28
  Ohio National Life Employee Discount......................     29
  Monthly Deduction.........................................     29
  Risk Charge...............................................     29
  Surrender Charge..........................................     30
  Service Charges...........................................     32
  Other Charges.............................................     32

General Provisions..........................................     33
  Voting Rights.............................................     33
  Additions, Deletions or Substitutions of Investments......     34
  Annual Report.............................................     34
  Limitation on Right to Contest............................     35
  Misstatements.............................................     35
  Suicide...................................................     35
  Beneficiaries.............................................     35
  Postponement of Payments..................................     35
  Assignment................................................     36
  Non-Participating Contract................................     36
The General Account.........................................     36
  General Description.......................................     36
  Accumulation Value........................................     36
  Optional Insurance Benefits...............................     37
  Settlement Options........................................     37
Distribution Of The Contract................................     37
Management Of The Company...................................     38
Custodian...................................................     38
State Regulation Of The Company.............................     39
Federal Tax Matters.........................................     39
  Contract Proceeds.........................................     39
  Correction of Modified Endowment Contract.................     40
  Right to Charge for Company Taxes.........................     40
Employee Benefit Plans......................................     40
Legal Proceedings...........................................     40
Legal Matters...............................................     40
Experts.....................................................     40
Registration Statement......................................     41
Financial Statements........................................     41
Prior Contracts.............................................     41
  VariVest I................................................     41
  VariVest III..............................................     42


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS

Accumulation Value -- the sum of the contract accumulation values in the subaccounts of the variable account, the general account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.

Code -- the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission -- the Securities and Exchange Commission.


Contract -- the Vari-Vest V flexible premium variable life insurance contract.


Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract.


Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract." The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.


Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look -- your right to cancel the contract or any increase for a specified period and to obtain a refund of premiums paid, or the then-existing value of the contract, with respect to such contract or increase.


Fund -- may refer to any or all of the following: Ohio National Fund, Inc., Lazard Retirement Series Emerging Markets Fund, Goldman Sachs Variable Insurance Trust Growth and Income Fund, or Janus Aspen Series Growth or Worldwide Growth Portfolios.



General Account -- our assets other than those allocated to our separate accounts.



Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the contract. This is the maximum premium permitted under the Code.


Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount required to commence contract coverage at least equal to one monthly minimum premium.

Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts, for which the contract date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.


Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.


Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to maintain the death benefit guarantee. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio -- a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a federal tax charge and any state premium tax and other state and local taxes applicable to your contract.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Risk Charge -- the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount -- a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund or of another mutual fund.

Surrender Charge -- a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for 20 years, and a contingent deferred insurance underwriting charge applicable for 8 years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectus.

Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

Variable Account -- Ohio National Variable Account R.

                                  INTRODUCTION


As described on the cover page of this prospectus, the Vari-Vest V contract is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.



The contract is similar to traditional life insurance in a number of respects.



- You receive insurance coverage to age 100 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.



- You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract.


- To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.


- Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.



- You direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select.



- Values are neither guaranteed nor limited to an assumed rate of interest.



- You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.



Under either death benefit plan you may increase the stated amount of insurance coverage any time after the first contract year and decrease the stated amount two years after the issue date.


                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 32.) For details regarding elements of the contract involving the general account, see your contract.


Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:



- "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably),



- the death benefit guarantee is in effect,



- the cash surrender value of your contract is sufficient to pay the next monthly deduction,



- there is no outstanding contract indebtedness,



- the death benefit is not determined by the corridor percentage test,



- the contract is not backdated,



- payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                    SUMMARY


The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectuses and the statements of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item.


OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION -- We are a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.



THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $6.5 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Ohio National Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.



OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.



There are currently 17 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of one of the Funds.


THE FUNDS


The operations of each Fund, its investment adviser and the investment objectives and policies of each portfolio are described in its accompanying prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the accumulation value of your contract will vary with the investment performance of Fund shares.



The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, see the accompanying prospectuses. Read the prospectuses carefully before investing. (They contain information about other funds that are not available for the contract.)



- OHIO NATIONAL FUND, INC.



The Ohio National Fund, Inc. (the "O.N. Fund") is an open-end diversified management investment company, commonly referred to as a mutual fund. It currently has 20 investment portfolios. You may invest your contract's assets in 13 of them. They are: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio (the "portfolios").

- EMERGING MARKETS FUND



The Emerging Markets Fund (the "E.M. Fund") is a series of Lazard Retirement Series, Inc., a registered, open-end, investment company the shares of which are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The Emerging Markets Fund is managed, for a fee, by Lazard Asset Management.



- GOLDMAN SACHS GROWTH AND INCOME FUND



The Goldman Sachs Growth and Income Fund (the "G.S. Fund") is part of the Goldman Sachs Variable Insurance Trust, an open-end management investment company providing investment options to the variable annuity and variable life insurance products of insurance companies. The Growth and Income Fund is managed, for a fee, by Goldman Sachs Asset Management, Inc.



- JANUS GROWTH FUND AND JANUS WORLDWIDE GROWTH FUND



The Janus Growth Fund (the "J.G. Fund") and the Janus Worldwide Growth Fund (the "J.W.G. Fund") are part of the Janus Aspen Series, an open-end management investment company providing investment options to the variable annuity and variable life insurance products of insurance companies. Both the J.G. Fund and the J.W.G. Fund are managed, for a fee, by Janus Capital Corporation.


DEATH BENEFITS


You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.


After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.


The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.


ACCUMULATION VALUE


The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.


Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.


Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.


Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.


PREMIUMS


An initial premium is required to purchase a contract. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of contract months the contract has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach the end of the death benefit guarantee period shown on the contract specification page. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.



We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.



To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device.

Allocation of Premiums -- you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- we allow transfers of accumulation values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.


Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.


Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.


Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid. The free look period expires 20 days from your receipt of the contract or increase.


CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:


(a) from premiums we deduct a premium expense charge. The premium expense charge includes:



     - a 1.25% deduction from premium payments for 10 years. Such charge is intended to compensate us for federal tax charges.



     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%.



(b) against the accumulation value we make a monthly deduction covering:



     - the cost of insurance,



     - administrative expenses ($7),



     - the risk of providing the death benefit guarantee ($0.00, $0.01, or $0.03 per thousand of stated amount, depending on the death benefit guarantee period you choose), and the cost of any optional insurance benefit added by rider;


(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 50% of premiums paid, up to a maximum shown on the contract specification page. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount. Such surrender charges apply during the first 20 contract years following the contract date and the date of any increase in stated amount.



In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and (iii) up to $100 (currently no charge is being made) for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectuses.


FEDERAL TAX MATTERS


All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.


                     OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION



We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. (See page 37 for our financial statements.)


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $6.5 billion and equity in excess of $600 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your contract.


OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")


We established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of our other business.



We keep the variable account assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.



The variable account currently has 17 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



OHIO NATIONAL FUND, INC. (THE "O.N. FUND")



This Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. It currently has 20 portfolios. You may invest your contract's assets in 13 of them. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.


The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio -- long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.


International Portfolio -- long-term capital growth by investing primarily in securities of foreign companies.


Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small and medium size companies.


International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization of $1.5 billion or less.


Aggressive Growth Portfolio -- capital growth.

Core Growth Portfolio -- long-term capital appreciation.

Growth & Income Portfolio -- long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income, or both.

S&P 500 Index Portfolio -- total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio -- total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.

The investment and reinvestment of O.N. Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life. The Adviser makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.



PORTFOLIO                                         SUBADVISER
---------                                         ----------
International and International Small Company     Federated Global Investment Management Corp.
                                                  (FGIM)
Capital Appreciation                              T. Rowe Price Associates, Inc. ("TRPA")
Small Cap                                         Founders Asset Management LCC ("FAM")
Aggressive Growth                                 Strong Capital Management, Inc. ("SCM")
Core Growth                                       Pilgrim Baxter & Associates, Ltd. ("PBA")
Growth & Income                                   Robertson Stephens Investment Management, L.P.
                                                  ("RSIM")



FGIM is a wholly-owned subsidiary of Federated Investors, Inc. FGIM and its affiliates manage the Federated group of mutual funds. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM, a subsidiary of Mellon Bank, NA, manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, FGIM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the O.N. Fund which accompanies this prospectus.



We will purchase and redeem O.N. Fund shares for the variable account at net asset value without imposition of any sales or redemption charge. O.N. Fund shares represent an interest in one of the portfolios of the O.N. Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the O.N. Fund will be reinvested in O.N. Fund shares at net asset value as of the dates paid.



On each valuation date, we purchase or redeem shares of each portfolio for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying O.N. Fund prospectus.



A full description of the O.N. Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the accompanying prospectus for the O.N. Fund and in its statement of additional information.



OTHER FUNDS



The Emerging Markets Fund is a series of Lazard Retirement Series, Inc., the Goldman Sachs Growth and Income Fund is a series of Goldman Sachs Variable Insurance Trust, and the Janus Growth Fund and Worldwide Growth Fund are series of Janus Aspen Series, all of which are registered, open-end, investment companies that sell their shares only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The Emerging Markets Fund is managed, for a fee, by Lazard Asset Management. Goldman Sachs Growth and Income Fund is managed, for a fee, by Goldman Sachs Asset Management, Inc., Janus Growth Fund and Janus Worldwide Growth Fund are managed, for a fee, by Janus Capital Corporation. The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning any of the Funds, including its investment objectives, see its accompanying prospectus. Read the prospectus carefully before investing. (It contains information about other funds that are not available for the contract.)


MIXED AND SHARED FUNDING


In addition to being offered to the variable account, shares of the Funds are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts, and to variable annuity and variable life insurance separate accounts of other unaffiliated life insurance companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts or for separate accounts of other life insurance companies to invest in Fund shares. Although neither we, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund and of any other fund will monitor events in order to identify any material conflict between different types of contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the O.N. Fund, the E.M. Fund, the G.S. Fund, the J.G. Fund, or the J.W.G. Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of one of the Funds, or (4) differences between voting instructions given by different types of contractowners.


                                 DEATH BENEFITS


As long as the contract remains in force (see "Premiums -- Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options. (See "The General Account -- Settlement Options" at page 33.)


The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

               CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR                    CORRIDOR
ATTAINED AGE  PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------  ----------   --------   ----------   --------   ----------   ------------   ----------
40 & below     150  %       52          71  %        64         22  %          91           4  %
    41         143          53          64           65         20             92           3  %
    42         136          54          57           66         19             93           2  %
    43         129          55          50           67         18             94           1  %
    44         122          56          46           68         17         95 & above       0  %
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73         9
    50          85          62          26           74         7
    51          78          63          24         75-90        5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.


In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of (a) the stated amount plus the accumulation value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% (LOGO) $80,000).
Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN


Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.


As a general rule, at times when you wish to have favorable investment performance reflected in higher accumulation value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher accumulation value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.


A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the accumulation value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions -- Monthly Deduction" at page 26.) Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE


We guarantee that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -Minimum Premiums" at Page 23.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)



If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.


CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions -- Monthly Deduction" at page 26 and "Surrender Charge" at page 27.)


Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.


After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions -- Surrender Charge" at page 27.) This means that only premiums allocated to an increase will be subject to the contingent deferred sales charge for the increase.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your contract. (See "Premiums -- Free Look; Conversion" at page 25 and 26.)


Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations:



     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.



     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.



     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.

If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions -- Surrender Charge" at page 28), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the accumulation value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions -- Surrender Charge at page 28); (Monthly Deduction" at page 28), a decrease in stated amount will reduce your existing stated amount in the following order:


- the stated amount provided by your most recent increase,



- your next most recent increases successively, and



- your initial stated amount.


                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account -- Accumulation Value" at page 33 and "Accumulation
Value -- Loans" at page 20.)

DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES

The contract's accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.

The accumulation value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your accumulation value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions -- Premium Expense Charge" at page 26 and "Monthly Deduction" at page 27.) On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in
(2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to the variable account;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

ACCUMULATION UNIT VALUES


We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.


The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS


After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments" at page 32.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 35.)



When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Currently, we generally credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 4% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.


We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.



You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.


Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.


A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.


SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters -- Contract Proceeds" at page 35.)


You may surrender your contract in full at any time by sending a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. (See "Charges and Deductions -- Surrender Charge" at page 27.) Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions -- Postponement of Payments" at page 32.)



After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus



- any outstanding contract indebtedness,



- an amount sufficient to cover the next two monthly deductions and



- the service charge of $25 or 2% of the amount surrendered, if less.


We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits -- Plan A -- Level Benefit" at page 16.)

During the first 20 contract years and for 20 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of accumulation value, see "Charges and Deductions -- Surrender Charge" at page 27.)

MATURITY


We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 100th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.


                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 80, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $50,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.


The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions -- Monthly Deduction" at page 26 and "Surrender Charge" at page 27.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.


On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums -- Free Look" at page 26.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract.


PAYMENT OF PREMIUMS

Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

TERM INSURANCE CONVERSION CREDIT


We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.


MINIMUM PREMIUMS


You must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits -- Death Benefit Guarantee" at page 18.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions -- Monthly Deduction" at page 26.)



To pay the minimum premium, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until the end of the death benefit guarantee period.


PLANNED PREMIUMS


When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium necessary to keep the death benefit guarantee in effect and the maximum premium permitted for your contract to qualify as life insurance under the Code. The guideline annual premium is a level amount which should provide the benefits under the contract through age 100 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.


In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.


We will furnish you an annual report which will show the estimated accumulation value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.


As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions -- Premium Expense Charge" at page 26) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.



If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.


DOLLAR COST AVERAGING


We administer a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount (a) from any variable subaccount to any of the other subaccounts or the general account, or (b) if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts. The DCA program is only available on contracts having a total accumulation value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. We may discontinue the DCA program at any time.


DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.

TELEACCESS


If you give us a pre-authorization form contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 7:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8. You may only make one telephone transfer per day. We will honor pre-authorized telephone transfer instructions from anyone who provides the personal identifying information requested via TeleAccess. We will not honor telephone transfer requests after the contractowner's death. For added security, we send the contractowner a written confirmation of all telephone transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the TeleAccess request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE TELEACCESS ONCE YOU AUTHORIZE ITS USE.


LAPSE


Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.


REINSTATEMENT


If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.


CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

FREE LOOK


You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase.


                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a federal tax charge and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Federal Tax Charge. -- The contract is subject to a charge of 1.25% of premiums paid in the first 10 years. This charge is intended to help defray the federal tax cost attributable to this contract.


State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.


The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates: the policy approval date, the policy effective date, or the date the initial payment is received. The subsequent credit, which is based on 3% of first year premium in excess of the maximum commissionable premium plus 3% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six contract years, the 45% initial credit on the increase described above substitutes for the 3% subsequent credit on that portion of the premium attributable to the increase.


MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $7 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.


Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:



(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;


(ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

(iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 36.)


The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.


RISK CHARGE

Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for 20 years from the contract date and to any increase for 20 years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for 8 years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.


For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.


Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is 50% of premiums paid in the first 10 years up to the maximum shown on the contract specification page. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first 20 contract years following the issue date or the date of any increase.

The contingent deferred sales charge for an increase is 50% of premiums allocated to such increase in the first 10 years. (See "Death
Benefits -- Changes in Stated Amount" at page 18.)

We grade-off the contingent deferred sales charge over the 20 year period to which it applies. The table below shows the percentage of the total charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.

         PERCENTAGE OF TOTAL
YEAR            CHARGE
----     -------------------
 1               100%
 2               100%
 3               100%
 4               100%
 5               100%
 6               100%
 7               100%
 8               100%
 9               100%
 10              100%
 11               90%
 12               80%
 13               70%
 14               60%
 15               50%
 16               40%
 17               30%
 18               20%
 19               10%
 20                0%

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

                AGE AT ISSUE                                                61 AND
                OR INCREASE                    0-40     41-50     51-60      OVER
                ------------                  ------    ------    ------    ------
Charge per                                    $ 3.00    $ 4.00    $ 5.00    $ 6.00
$1.000 of Stated Amount Maximum               $1,500    $2,000    $2,500    $3,000

We grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage of the total charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.



                                 PERCENTAGE OF TOTAL
YEAR                                    CHARGE
----                             -------------------
 1                                       100%
 2                                       100%
 3                                       100%
 4                                       100%
 5                                        80%
 6                                        60%
 7                                        40%
 8                                        20%
 9                                         0%


The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.

SERVICE CHARGES

A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES


We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are based on the following schedule:



- for each of the Equity, Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;



- for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion.



- for the International portfolio, 0.90% of average daily net assets.



- for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;



- for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

- for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;



- for the S&P 500 Index portfolio 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million; and



- for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets.



- for the Emerging Markets portfolio, 1.19% of that portfolio's average daily net assets;



- for the Goldman Sachs Growth and Income portfolio, 0.75% of that portfolio's average daily net assets;



- for the Janus Growth portfolio, 0.65% of that portfolio's average daily net assets, and



- for the Janus Worldwide Growth portfolio, 0.66% of that portfolio's average daily net assets.



However, the Adviser is presently waiving any of its fee for the Money Market portfolio in excess of 0.25%. The Adviser is presently waiving any of its fee for the International portfolio in excess of 0.85%.



As compensation for their subadvisory services to the O.N. Fund, the Adviser pays:



- FGIM fees at the annual rate of



     - 0.45% of the first $200 million, and 0.40% of average daily net assets in excess of $200 million of the International portfolio, and



     - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;



- TRPA a fee at the annual rate of 0.50% of the average daily net assets of the Capital Appreciation portfolio;



- FAM a fee at the annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;



- SCM a fee at the annual rate of 0.55% of the first $50 million, and 0.45% of average daily net assets in excess of $50 million of the Aggressive Growth portfolio;



- PBA a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio; and



- RSIM fees at the annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio.



(See the accompanying prospectuses of the Funds for a full description of all their expenses and fees.)


                               GENERAL PROVISIONS

VOTING RIGHTS


We will vote the Fund shares held in the various subaccounts of the variable account at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.


Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that e disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.



Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectuses for the Funds.


ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE


The contract does not cover the risk of suicide or self-destruction within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.


BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS


Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your accumulation value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract. (See
"Premiums -- Transfers" at page 24.)

ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.


Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to the variable account or the loan collateral account.


We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, preferred loan, continuation of coverage, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions -- Monthly Deduction" at page 26.)

SETTLEMENT OPTIONS


In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.


                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc., another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with the principal underwriter, we reimburse the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays us an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.

                           MANAGEMENT OF THE COMPANY


                     NAME                                    RELATIONSHIP WITH COMPANY*
                     ----                                    --------------------------
Trudy K. Backus                                    Vice President, Individual Insurance Services
Thomas A. Barefield                                Senior Vice President, Institutional Sales
Howard C. Becker                                   Senior Vice President, Individual Insurance &
                                                   Corporate Services
Ronald L. Benedict                                 Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                    Senior Vice President, Information Systems
Roylene M. Broadwell                               Vice President & Treasurer
Michael A. Boedeker                                Vice President, Fixed Income Securities
Joseph P. Brom                                     Director and Senior Vice President & Chief
                                                   Investment Officer
David W. Cook                                      Senior Vice President & Actuary
Dennis C. Twarogowski                              Vice President, Career Marketing
Ronald J. Dolan                                    Director and Senior Vice President & Chief
                                                   Financial Officer
John Houser III                                    Vice President, Claims
Thomas O. Olson                                    Vice President, Underwriting
David B. O'Maley                                   Director and Chairman, President & Chief
                                                   Executive Officer
John J. Palmer                                     Director & Senior Vice President, Strategic
                                                   Initiatives
George B. Pearson                                  Vice President, PGA Marketing
D. Gates Smith                                     Senior Vice President, Sales
Michael D. Stohler                                 Vice President, Mortgages & Real Estate
Stuart G. Summers                                  Director and Senior Vice President & General
                                                   Counsel
Stephen T. Williams                                Vice President, Equity Securities



* Our principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us. The principal business address of each is:


  One Financial Way
  Cincinnati, Ohio 45242


Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


                                   CUSTODIAN


Pursuant to a written agreement, Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by us. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                        STATE REGULATION OF THE COMPANY


We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of the variable account and verifies their adequacy. A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.



In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


                              FEDERAL TAX MATTERS


The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.


CONTRACT PROCEEDS


The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.


Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59 1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES


We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.



Currently, no charge is assessed against the variable account for our federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS


There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.


                                 LEGAL MATTERS


Jones & Blouch, L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.


                                    EXPERTS


The financial statements of Variable Account R as of December 31, 1998 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1998 and 1997 and for the periods indicated herein included in this prospectus have been included herein in reliance upon the reports of KPMG

LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT


A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the VariVest V contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, the variable account, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS


Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under your contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.


                                PRIOR CONTRACTS


VARIVEST I



From 1986 to April 30, 1993, we issued VariVest I flexible premium variable life insurance contracts. VariVest I is no longer being issued, so there is no current prospectus for the product. Therefore, VariVest I owners receive this VariVest V prospectus. The VariVest I contracts that continue in existence are substantially the same as the contracts described in this prospectus, with the following exceptions.



You may invest in any of the variable subaccounts that are part of the Ohio National Fund, including those that were not in existence at the time your contract was issued. You may not invest in the Emerging Markets, Goldman Sachs Growth & Income, Janus Growth or Janus Worldwide Growth subaccounts.



Maturity of VariVest I occurs at age 95.



References to Accumulation Value in this prospectus are equivalent to VariVest I references to Cash Value.



The surrender charge for VariVest I contracts is composed solely of the deferred insurance underwriting charge because there is no contingent deferred sales charge for VariVest I. The charge is made if you: surrender the contract in full or decrease your stated amount during the first seven years it is in force or within seven years following an increase in the stated amount, or if you make partial surrenders of the contract in any contract year aggregating more than 10% of your cash surrender value as of the end of the previous contract year. The contract reserves the right to charge 100% of the surrender charge in each of seven successive years. Currently, we grade off the surrender charge in accordance with the table shown in this prospectus with the following changes: percentage of total charge in year 5 is 75%, in year 6 is 50% and in year 7 is 25%.



The loan collateral account guaranteed interest rate is 5%. The general account is also guaranteed to earn interest at an effective annual rate of 5%.



The death benefit guarantee is in effect until age 70 or ten years from the contract date, if later.

The free look period expires on the latest of 45 days from the date of your application for an increase in the stated amount, 20 days from your receipt of the increase, and 10 days after we mail or deliver a written notice of your right to cancel.



At any time during the first 24 months after we issue any increase in stated amount, you may convert your increase into a fixed benefit flexible premium life insurance policy by transferring your cash value to the general account. Your converted contract will have the same death benefit and the same amount at risk as did the increase.



The premium expense charge contains, in lieu of the federal tax charge described in this prospectus, a sales load on premium payments for insureds through age 70 of 7.5%; for increases in stated amount, premiums paid within one year of the date of the increase will be subject to a 30% sales load for insureds under age 60 or a 20% sales load for insureds aged 60 through 70.



You will not be charged more than $25 for a special illustration of contract benefits.



The monthly minimum premium will increase substantially after the death benefit guarantee period (age 70 or ten years from the contract date, if later).



Your contract is subject to a new surrender charge as a result of an increase in stated amount for only seven years.



You can decrease your stated amount without waiting two years from the date of increase.



The following sections of this prospectus do not apply to your contract: "Term Insurance Conversion Credit"; and the second two paragraphs of "Transfers".



The guideline annual premium for your contract is based on maturity at age 95 and, in addition to the other factors described in this prospectus, a guaranteed assumption of investment performance of 5%.



The monthly deduction for your contract includes a $5 administrative charge and a set risk charge of $.01 per $1000 of stated amount for the risk associated with the death benefit guarantee.



The cost of insurance is based on assumed interest at 5% per year and the death benefit at the beginning of the contract month divided by 1.0040741.



In the event of a misstatement of the age or sex of the insured in an application, the factor applied will be 1.0040741.



The following riders described in this prospectus are not available to you: preferred loan, continuation of coverage, accelerated death benefit.



VARIVEST III



From 1986 to April 30, 1993, we issued VariVest III single premium variable life insurance contracts. VariVest III is no longer being issued, so there is no current prospectus for the product. Therefore, VariVest III owners receive this VariVest V prospectus. The VariVest III contracts that continue in existence are similar to the contracts described in this prospectus, with the following exceptions.



You may invest in any of the variable subaccounts that are part of the Ohio National Fund, including those that were not in existence at the time your contract was issued. You may not invest in the Emerging Markets, Goldman Sachs Growth & Income, Janus Growth or Janus Worldwide Growth subaccounts.



Maturity of VariVest III occurs at age 95.



References to Accumulation Value in this prospectus are equivalent to VariVest III references to Cash Value.



Loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a variable rate of no less than 6%. The rate in each contract year will be the rate we set on the previous June 30.

To the extent your cash surrender value exceeds your gross premium payments under the contract and to the extent you have borrowed such excess, we intend to credit interest to the loan collateral account at a rate that is .50% less than the effective compound annual loan interest rate charged on the loan. To the extent your loans exceed any such excess, we intend to credit interest to the loan collateral account at a rate that is 2% less than the effective compound annual loan interest rate charged on the loan.



You contract does not allow for partial surrenders.



The required initial premium for an increase in stated amount is the greater of $1000 or 75% of the guideline single premium for the stated amount of the increase. All premium payments after the required initial premium for your initial stated amount are termed subsequent premiums. If there is contract indebtedness outstanding, subsequent premiums will be treated as loan repayments until the indebtedness is eliminated. Otherwise, you may designate subsequent premiums as additional premiums with respect to your existing stated amount or as initial premiums for increases in your stated amount. Additional premiums enhance the investment element of your contract and are not subject to the contingent deferred sales charge; initial premiums for increases in stated amount enhance the insurance element of your contract and are subject to the contingent deferred sales charge.



You may not designate subsequent premiums as additional premiums if those premiums would cause your contract to violate the Code's definition of life insurance.



The surrender charge for VariVest III contracts is charged in the event of full surrender, lapse or decrease in stated amount during the first ten contract years following the contract date and the date of any increase in stated amount. The charge consists of a contingent deferred sales charge which, during the contract year following an increase in stated amount, is 8% of the required initial premium for the increase. Thereafter, the charge grades down to zero over the applicable ten year period as follows: Year One: 8%; Year Two: 7.2%; Year Three: 6.4%; Year Four: 5.6%; Year Five: 4.8%; Year Six: 4.0%; Year Seven:
3.2%; Year Eight: 2.4%; Year Nine: 1.6%; Year Ten: 0.8%. The contingent deferred sales charge does not apply to premiums required to prevent lapse during the contract's grace period, nor to reinstatement premiums.



The charge also includes a contingent deferred insurance charge if you: surrender the contract in full, lapse or decrease your stated amount during the first seven years it is in force or within seven years following an increase in the stated amount. The contract reserves the right to charge 100% of the surrender charge in each of seven successive years. Currently, we grade off the surrender charge in accordance with the table shown in this prospectus with the following changes: percentage of total charge in year 5 is 75%, in year 6 is 50% and in year 7 is 25%.



The loan collateral account guaranteed interest rate is 5%. The general account is also guaranteed to earn interest at an effective annual rate of 5%.



There is no death benefit guarantee.



The free look period expires on the latest of 45 days from the date of your application for an increase in the stated amount, 20 days from your receipt of the increase, and 10 days after we mail or deliver a written notice of your right to cancel.



At any time during the first 24 months after we issue any increase in stated amount, you may convert your increase into a fixed benefit flexible premium life insurance policy by transferring your cash value to the general account. Your converted contract will have the same death benefit and the same amount at risk as did the increase.



The premium expense charge contains only the state premium tax.



You will not be charged more than $25 for a special illustration of contract benefits.

The monthly minimum premium will increase substantially after the death benefit guarantee period (age 70 or ten years from the contract date, if later).



Your contract is subject to a new surrender charge as a result of an increase in stated amount for only seven years.



To increase your stated amount, you must pay at least the required initial premium for the increase. We will inform you of the amount of the required initial premium for the increase requested and we must receive it by the effective date of the increase.



You can decrease your stated amount after one year from the date of increase, and there is no minimum stated amount.



The following sections of this prospectus do not apply to your contract: "Term Insurance Conversion Credit"; and the second two paragraphs of "Transfers".



The guideline annual premium for your contract is based on maturity at age 95 and, in addition to the other factors described in this prospectus, a guaranteed assumption of investment performance of 5%.



The monthly deduction for your contract includes only a $5 administrative charge and the cost of additional insurance benefits provided by rider.



The cost of insurance is based on assumed interest at 5% per year and the death benefit at the beginning of the contract month divided by 1.0040741.



In the event of a misstatement of the age or sex of the insured in an application, the factor applied will be 1.0040741.



The following riders described in this prospectus are not available to you: additional term, family plan, guaranteed purchase option, waiver of premium, preferred loan, continuation of coverage, and accelerated death benefit. In other words, only the accidental death rider is available.



Generally, any VariVest III contract will constitute a modified endowment contract ("MEC").

                                     PART II

                                OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:


The facing sheet


The prospectus consisting of 44 pages

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, previously furnished in Pre-effective Amendment no. 1 to the Registrant's Form S-6.

The signatures

Written consents of the following persons:




         Jones & Blouch L.L.P.

         Ronald L. Benedict, Esq.

         David W. Cook, FSA, MAAA

Exhibits:


(3)(a) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc was filed as Exhibit (3)(a) of the Registrant's registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).


All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

         (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

         (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991 (File no. 2-98265).

         (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

         (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).

         (5) Flexible Premium Variable Life Insurance Policy, Form 96-VL-1, was filed as Exhibit (5) of the Registrant's Form S-6 on November 14, 1996.

         (6)(a)   Articles of Incorporation of the Depositor were filed as
                  Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).


         (6)(b)   Code of Regulations (by-laws) of the Depositor were filed as
                  Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (10) Variable Life Insurance Application Supplement: Suitability Information, was filed as Exhibit (10) of the Registrant's Form S-6 on November 14, 1996.

         (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 25th day of February, 1999.




                              OHIO NATIONAL VARIABLE ACCOUNT R
                                        (Registrant)

                              By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)



                             By  /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives



Attest:



 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 25th day of February, 1999.


                              OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)



                              By /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives

Attest:

 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.



Signature                                         Title                                    Date
---------                                         -----                                    ----
/s/ David B. O'Maley                              Chairman, President
-----------------------------                     and Chief Executive
David B. O'Maley                                  Officer and Director                     February 25, 1999

/s/ Joseph P. Brom                                Senior Vice President
-----------------------------                     and Chief Investment
Joseph P. Brom                                    Officer and Director                     February 25, 1999

/s/ Ronald J. Dolan                               Senior Vice President
----------------------------                      and Chief Financial Officer
Ronald J. Dolan                                   and Director                             February 25, 1999

/s/ John J. Palmer                                Senior Vice President,
-----------------------------                     Strategic Initiatives
John J. Palmer                                    and Director                             February 25, 1999

/s/ Stuart G. Summers                             Senior Vice President and
-----------------------------                     General Counsel and
Stuart G. Summers                                 Director                                 February 25, 1999

/s/ Roylene M. Broadwell                          Vice President & Treasurer
-----------------------------
Roylene M. Broadwell                                                                       February 25, 1999


                         INDEX OF CONSENTS AND EXHIBITS

                                                                Page Number
Exhibit                                                         in Sequential
Number           Description                                    Numbering System




                 Consent of Jones & Blouch L.L.P.

                 Consent of Ronald L. Benedict, Esq.

                 Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


                                                               February 25, 1999



The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 43242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 16 to File No. 2-98265
      Post-Effective Amendment No. 10 to File No. 33-53350
      Post-Effective Amendment No. 2 to File No. 333-16133


Ladies and Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.




                                   Sincerely,

                                   /s/Ronald L. Benedict
                                   ------------------------------------
                                   Ronald L. Benedict
                                   Corporate Vice President, Counsel
                                   and Secretary

RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                               February 25, 1999


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 16 to File No. 2-98265
      Post-Effective Amendment No. 10 to File No. 33-53350
      Post-Effective Amendment No. 2 to File No. 333-16133


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 March 2, 1999


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 333-16133
              ----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 2 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.